Exhibit 10.3

FOURTH AMENDMENT AGREEMENT

dated March________, 2016

between

(1)     GULFMARK AMERICAS, INC.

as Original Borrower

(2)     GULFMARK OFFSHORE, INC.

as Parent and Original Guarantor

(3)     GULFMARK MANAGEMENT, INC.

(4) THE ROYAL BANK OF SCOTLAND PLC
as Agent

_________________________________________________________________________________

Relating to a US$100,000,000 Multicurrency Facility Agreement

originally dated 26 September 2014 (as amended on each of 13 February 2015, 2 July 2015 and 22 December 2015)

_________________________________________________________________________________

Pinsent Masons LLP

13 Queen's Road

Aberdeen

AB15 4YL

Tel: +44 (0)1224 377900

Fax: +44 (0)1224 377901

Web Site: http://www.pinsentmasons.com

67487222

THIS FOURTH AMENDMENT AGREEMENT is made on ________ March 2016 (the "Agreement") between:

(1)	GULFMARK AMERICAS, INC., a company incorporated in Delaware with charter number 4071108 (the " Original Borrower");

(2)	GULFMARK OFFSHORE, INC., a company incorporated in Delaware with charter number 2689611 (the "Parent" and "Original Guarantor");

(3)	GULFMARK MANAGEMENT, INC., a company incorporated in Delaware with charter number 4386616 ("GMI"); and

(4)	THE ROYAL BANK OF SCOTLAND PLC as agent of the other Finance Parties (the "Agent".

IT IS AGREED AS FOLLOWS:-

1.	INTERPRETATION

1.1	Definitions

Unless otherwise defined in this Agreement or the context otherwise requires, terms defined in the Facility Agreement (as defined below) (whether expressly or by incorporation) shall have the same meaning when used in this Agreement. In addition:

"Effective Date" has the meaning given in clause 3 below; and

"Facility Agreement" means the $100,000,000 Multicurrency Facility Agreement entered into between, inter alia, the Original Borrower and the Agent originally dated 26 September 2014, as the same has been amended on each of the First Amendment Date, the Second Amendment Date and the Third Amendment Date and otherwise prior to the date hereof.

1.2	Incorporation

The provisions of clauses 1.2 (Construction), 1.3 (Third Party Rights), 1.4 (Accounting Terms; GAAP), 41 (Notices), 43 (Partial Invalidity), 44 (Remedies and waivers), 45 (Amendments and Waivers) and 49 (Enforcement) of the Facility Agreement shall be incorporated into, and apply to, this Agreement, mutatis mutandis, as if the same had been set out in full herein. Except as otherwise expressly set forth herein, the Facility Agreement shall continue in full force and effect without amendment or modification thereto.

2.	AMENDMENTS

From the Effective Date, the Facility Agreement shall be amended so that in clause 1.1 of the Facility Agreement, the definition of "Majority Lenders " shall be amended by deleting the current definition in its entirety and replacing it with the following:-

"Majority Lenders" means Lenders (unless there is only one Lender) whose Revolving Facility Commitments aggregate more than 60 per cent. (60%) of the Total Revolving Facility Commitments (or, if the Total Revolving Facility Commitments have been reduced to zero, aggregated more than 60 per cent. (60%) of the Total Revolving Facility Commitments immediately prior to that reduction)”;

3.	EFFECTIVE DATE

Clause 2 of this Agreement shall take effect on the date upon which the Agent gives written confirmation to the Parent that the Agent has received, in form and substance satisfactory to it, a copy of this Agreement executed by each Obligor, GMI and the Agent on behalf of each of the Lenders (the “Effective Date”).

4.	LONGSTOP

4.1	If the Effective Date has not occurred by 5pm, London time, on March 31, 2016, then this Agreement shall automatically terminate.

4.2	The Agent shall promptly notify the Parent and the Lenders in writing of the occurrence of the Effective Date.

5.	GUARANTEE AND SECURITY

With effect from the Effective Date, each Obligor and GMI confirms that any security or guarantee created or given by it under the Finance Documents (including, in the case of each Obligor, under clause 25 (Guarantee and indemnity) of the Facility Agreement) will:

5.1	continue in full force and effect; and

5.2	extend to all liabilities and obligations of the Obligors arising under the Facility Agreement as amended by this Agreement.

6.	REPEATING OF REPRESENTATIONS

Each Obligor makes the Repeating Representations to each Finance Party on the date of this Agreement and on the Effective Date.

7.	FEES AND EXPENSES

The Original Borrower shall promptly on demand pay the Agent the amount of all out-of-pocket costs and expenses (including legal fees) reasonably incurred by it in connection with the entering into of this Agreement and the transactions contemplated thereby.

8.	FINANCE DOCUMENT

This Agreement is entered into pursuant to Clause 45 of the Facility Agreement (Amendments and Waivers) and the Agent and the Parent hereby designate this Agreement as a Finance Document for the purposes of the Facility Agreement and the other Finance Documents.

9.	AGENT

The Agent, with the consent of all of the Lenders, enters into this Agreement on behalf of all the Finance Parties pursuant to and in accordance with clause 45.2.1 of the Facility Agreement.

10.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

11.	GOVERNING LAW

This Agreement and any non-contractual obligation arising out of or connected with this Agreement are governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SIGNATORIES

THE PARENT AND ORIGINAL GUARANTOR

GULFMARK OFFSHORE, INC.

By: /s/ J. Mitchell

THE ORIGINAL BORROWER

GULFMARK AMERICAS, INC.

By: /s/ J. Mitchell

GMI

GULFMARK MANAGEMENT, INC.

By: /s/ J. Mitchell

THE AGENT

THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Nick Watkins
       Syndicated Loans Agency

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